UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 9, 2021

NOBLE CORPORATION

(Exact name of registrant as specified in its charter)

Cayman Islands	001-36211	98-1575532
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

13135 Dairy Ashford, Suite 800 Sugar Land, Texas	77478
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (281) 276-6100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Ordinary Shares, par value $0.00001 per share	NE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.

As previously announced, Robert W. Eifler, President and Chief Executive Officer of Noble Corporation, an exempted company incorporated in the Cayman Islands with limited liability (the “Company” or “Noble”), is scheduled to present at the Barclays CEO Energy-Power Conference on Thursday, September 9, 2021, beginning at 10:20 a.m. U.S. Eastern Time. Presentation materials as well as a live webcast will be available at the time of the presentation in the “Investors” section of the Company’s website at www.noblecorp.com. A replay of the presentation will be available for one year following the event.

As part of the presentation, the Company is providing the following updated guidance for 2021 and preliminary guidance for 2022. The preliminary guidance for 2022 is unchanged from previously provided guidance.

($ in millions)	Updated 2021 Guidance (1,2)	Preliminary 2022 Guidance (1)
Adjusted Revenue (3)	$860 - $890	$975 - $1,050 (5)
Adjusted EBITDA (3,4)	$95 - $115	$265 - $300 (5)
Capital Expenditures	$175 - $195	$105 - $120

(1)

Noble provides guidance based on guidance basis, which is a non-GAAP financial measure. Management evaluates Noble’s financial performance in part based on guidance basis, which management believes enhances investors’ understanding of Noble’s overall financial performance by providing them with an additional meaningful and relevant comparison of current and anticipated future results across periods. The adjustments to arrive at guidance basis are described below. Due to the forward-looking nature of Adjusted EBITDA, management cannot reliably predict certain of the necessary components of the most directly comparable forward-looking GAAP measure. Accordingly, the Company is unable to present a quantitative reconciliation of such forward-looking non-GAAP financial measure to the most directly comparable forward-looking GAAP financial measure without unreasonable effort.

(2)

The Company has combined the 2021 results for the Predecessor and Successor periods as non-GAAP measures when giving full-year 2021 guidance since we believe it provides the most meaningful basis to analyze our 2021 results.

(3)

Adjusted to exclude recognition of the non-cash intangible contract asset amortization of ~$51 million and ~$44 million in 2021 and 2022, respectively. Without these adjustments, Revenue guidance ranges for 2021 and 2022 would be $809 million - $839 million and $931 million - $1,006 million, respectively.

(4)

The Company discloses Adjusted EBITDA (Operating Profit/loss excluding Depreciation and Amortization and, when applicable, Other Items). Other Items include amortization of intangible contract assets, restructuring related items, merger and integration costs, and non-cash stock-based compensation expense related to the Company’s management incentive plan.

(5)

Of the total calendar days available for our fleet in 2022, Noble assumes 86% of the days are operating days (excluding cold stacked rigs). Of the operating days, 61% are currently under firm contract, and 22% are assumed exercised options. 22% of the available days are under the CEA agreement where the market rate has yet to be determined.

Investors and others should note that we may announce material information using Securities and Exchange Commission (“SEC”) filings, press releases, public conference calls, webcasts and the “Investors” section of our website. In the future, we will continue to use these channels to distribute material information about the Company and to communicate important information about the Company, key personnel, corporate initiatives, regulatory updates and other matters. Information that we post on our website could be deemed material; therefore, we encourage investors, the media, our customers, business partners and others interested in the Company to review the information we post on our website. Information on our website is not incorporated by reference in this Current Report on Form 8-K and does not constitute a part of this Current Report on Form 8-K.

The information contained in this Item 7.01 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and shall not be incorporated by reference into any filings made by the Company under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as may be expressly set forth by specific reference in such filing.

Forward-Looking Statements

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. All statements other than statements of historical facts included in this Current Report on Form 8-K, including those regarding guidance for 2021 and 2022, are forward-looking statements. Although we believe that the expectations reflected in such forward-looking statements are reasonable, we cannot assure you that such expectations will prove to be correct. These forward-looking statements speak only as of the date of this Current Report on Form 8-K and we undertake no obligation to revise or update any forward-looking statement for any reason, except as required by law. We have identified factors that could cause actual plans or results to differ materially from those included in any forward-looking statements. These factors include those “Risk Factors” referenced or described in the Company’s most recent Form 10-K, Form 10-Q’s, and other filings with the SEC. We cannot control such risk factors and other uncertainties, and in many cases, we cannot predict the risks and uncertainties that could cause our actual results to differ materially from those indicated by the forward-looking statements. You should consider these risks and uncertainties when you are evaluating us.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NOBLE CORPORATION

By:	/s/ William E. Turcotte
Name:	William E. Turcotte
Title:	Senior Vice President, General Counsel and Corporate Secretary

Dated: September 9, 2021